Exhibit 32.2

Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Joel R. Jung, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Celera Corporation on Form 10-Q for the quarter ended September 27, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such quarterly report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Celera Corporation.

Date: November 10, 2008

By:	/S/ JOEL R. JUNG
Joel R. Jung
Chief Financial Officer